Exhibit 10.19

                                 MUTUAL RELEASE

      This Mutual Release ("MUTUAL RELEASE") is made and entered into as of the 30th day of March, 2007, by and among:

      a) All Night Auto of Oklahoma, Inc., a Michigan corporation, All Night Auto of Warr Acres, Inc., a Michigan corporation, All Night Auto of Yukon, Inc., a Michigan corporation, All Night Auto of Norman, Inc., a Michigan corporation Midnight Holdings Group, Inc., a Delaware corporation, Midnight Auto Franchise Corporation, a Michigan corporation, All Night Auto Stores, Inc., a Michigan corporation (individually a "MIDNIGHT PARTY" and collectively the "MIDNIGHT PARTIES"), on the one hand; and,

      b) Elite Automotive Group, LLC, an Oklahoma limited liability company, ("SELLER"), Stephen J. Stearman, Paula L. Stearman, and James C. Brunson (individually an "ELITE PARTY" and collectively the "ELITE PARTIES"), on the other hand.

      Capitalized terms used and not otherwise defined herein have the meanings set forth in the Asset Purchase Agreement.

      WHEREAS, the parties have entered into an Asset Purchase Agreement (the "ASSET PURCHASE AGREEMENT") of even date herewith which provides in Section
11.15 thereof for the execution and delivery of this Mutual Release;

      WHEREAS, the Seller owns and operates three automotive service and retail sales centers located in the Oklahoma towns of Warr Acres, Norman and Yukon as a franchisee of Midnight Auto Franchise Corporation (the "Business"); and

      WHEREAS, in accordance with the terms of the Asset Purchase Agreement, Buyer is purchasing from the Seller the Business and substantially all of the non-equipment assets of

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Seller, leasing all of the equipment used in the Business, and leasing the real estate and premises that make up the Warr Acres, Norman and Yukon locations.

      NOW, THEREFORE, for good and valuable consideration as set forth below, the Parties hereby agree as follows:

      1. RELEASES.

      (a) BY THE ELITE PARTIES.

      Except for the obligations of the parties under the Asset Purchase Agreement and the Additional Agreements, for the good and valuable consideration set forth herein, each of the Elite Parties for itself/himself/herself, his/her/its heirs, administrators, personal representatives, agents, employees, officers, directors, shareholders, successors and assigns, as the case may be, hereby releases and forever discharges each one of the Midnight Parties, and to the extent applicable, his, her or its heirs, administrators, personal representatives, affiliated entities, agents, employees, officers, directors, shareholders, successors and assigns (the "RELEASED PARTIES"), of and from of, from, regarding and/or on account of any and all rights, benefits, interest, liabilities, claims, demand, actions, causes of action, suits, debts, covenants, obligations, accounts due, contracts, rights to payment, damages, lost profits, costs, fees, counterclaims, attorney's fees, interest, penalties, offset, setoff, losses and claims and defenses of any nature and kind whatsoever, whether at law, equity or in administrative proceedings, whether at common law (tort, contract or other theory) or pursuant to federal, state or local statute, rule, ordinance or regulation, whether vested or contingent, whether known or unknown, whether liquidated or unliquidated, whether matured or unmatured whether disputed or undisputed, which any or all of them ever had, now have or which may result from the existing, past or present state of things, from the beginning of the world to the date hereof, except those that may arise out of the Asset

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Purchase Agreement, the Additional Agreements (as that term is defined in the
Asset Purchase Agreement) and any other agreements, documents, exhibits, and schedules that are executed in connection with the Asset Purchase Agreement.

      (b) BY THE MIDNIGHT PARTIES.

      Except for the obligations of the parties under the Asset Purchase Agreement and the Additional Agreements, each of the Midnight Parties for itself, its affiliated entities, agents, employees, officers, directors, shareholders, successors and assigns, as the case may be, hereby releases and forever discharges each of the Elite Parties, and to the extent applicable, his, her or its heirs, administrators, personal representatives, affiliated entities, agents, employees, officers, directors, shareholders, successors and assigns, as the case may be (the "RELEASED PARTIES"), of and from of, from, regarding and/or on account of any and all rights, benefits, interest, liabilities, claims, demand, actions, causes of action, suits, debts, covenants, obligations, accounts due, contracts, rights to payment, damages, lost profits, costs, fees, counterclaims, attorney's fees, interest, penalties, offset, setoff, losses and claims and defenses of any nature and kind whatsoever, whether at law, equity or in administrative proceedings, whether at common law (tort, contract or other theory) or pursuant to federal, state or local statute, rule, ordinance or regulation, whether vested or contingent, whether known or unknown, whether liquidated or unliquidated, whether matured or unmatured whether disputed or undisputed, which any or all of them ever had, now have or which may result from the existing, past or present state of things, from the beginning of the world to the date hereof, except those that may arise out of the Asset Purchase Agreement, the Additional Agreements (as that term is defined in the Asset Purchase Agreement) and any other agreements, documents, exhibits, and schedules that are executed in connection with the Asset Purchase Agreement.

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      NOTICES. Any notice, communication, or statement required or permitted to be given hereunder shall be in writing and sent for delivery by a nationally recognized commercial express courier to each Party's counsel, at the following addresses, or as otherwise notified subsequently in writing:

       If to the Elite Parties:              With a required copy to:

       Stephen J. Stearman                   Phil Sears, Esquire
       12800 SW 58th Street                  McAfee & Taft, P.C.
       Mustang, OK 73064                     10th Floor, 2 Leadership Square
                                             211 N. Robinson
                                             Oklahoma City, OK 73102-7103

       If to the Midnight Parties:           With a required copy to:

       Nicholas A. Cocco                     Enterprise Law Partners, PLLC
       Chairman, President & CEO             7457 Franklin Road, Suite 250
       Midnight Holdings Group, Inc.         Bloomfield Hills, MI 47301
       22600 Hall Road, Suite 205            Attn: Richard Bruder
       Clinton Township, MI 48036

Such notice shall be deemed given as of the date and time that its delivery is recorded by the relevant courier.

      2. BINDING EFFECT. All of the terms and conditions of this Mutual Release shall be binding upon and inure to the benefit of the heirs, successors, administrators, legal representatives and assigns, as the case may be, of the parties hereto.

      3. SEVERABILITY. If any provision of this Mutual Release is held by a Court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nonetheless continue in full force and effect without being impaired or invalidated in any way. In addition, if any provision of this Mutual Release may be modified by a Court of competent

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jurisdiction such that it may be enforced, then said provision shall be so modified and as modified shall be fully enforced.

      4. COUNTERPARTS. This Mutual Release, if so desired, may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

      5. JOINT WRITING AND CAPTIONS. This Mutual Release was jointly drafted by counsel for the parties and shall not be interpreted or construed against any party to this Mutual Release. The captions or headings in this Mutual Release are for the convenience of the parties, only, and are not to be construed as defining, limiting or expanding, in any way, the scope or intent of the provisions of this Mutual Release.

      6. INJUNCTION OR OTHER ACTION. The parties further agree that this Mutual Release may be pled to enforce this Mutual Release, the Mutual Release may be pled as a full and complete defense to, and may be used as the basis for, an injunction against any action, suit or other proceeding which may be prosecuted, instituted or attempted by any party hereto against or with respect to the other party, based upon or arising out of or connected with the subject matter of this Mutual Release.

      7. GOVERNING LAW. This Mutual Release shall be governed and construed in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release as of the day and year first above written.

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ELITE AUTOMOTIVE GROUP, LLC                ALL NIGHT AUTO OF OKLAHOMA, INC.

By: _________________________________      By: ______________________________
    Stephen J. Stearman, Sole Manager          Nicholas A. Cocco, President

                                           MIDNIGHT HOLDINGS GROUP, INC.,
_____________________________________      a Delaware Corporation
Stephen J. Stearman, Individually

                                           By: ______________________________
_____________________________________          Nicholas A. Cocco
Paula L. Stearman, Individually                President, Chairman & CEO

                                           ALL NIGHT AUTO STORES, INC.,
_____________________________________      a Michigan Corporation
James C. Brunson, Individually

                                           By: ______________________________
                                               Nicholas A. Cocco
                                               President

                                           MIDNIGHT AUTO FRANCHISE CORP.,
                                           a Michigan Corporation,

                                           By: ______________________________
                                               Nicholas A. Cocco,
                                               President

                                           ALL NIGHT AUTO OF YUKON, INC.,
                                           a Michigan Corporation,

                                           By: ______________________________
                                               Nicholas A. Cocco,
                                               President

                                           ALL NIGHT AUTO OF WARR ACRES, INC.,
                                           a Michigan Corporation,

                                           By: ______________________________
                                               Nicholas A. Cocco,
                                               President

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                                           ALL NIGHT AUTO OF NORMAN, INC.,
                                           a Michigan Corporation,

                                           By: ______________________________
                                               Nicholas A. Cocco,
                                               President

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